                       Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of report: 18-Nov-03

                     CIT Equipment Collateral 2003-VT1

         A Delaware             Commission File          I.R.S. Employer
        Corporation              No. 0001240986           No. 75-6688971

                           c/o CIT Financial USA, Inc.
                    1 CIT Drive, Livingston, New Jersey 07039
                         Telephone number: (973)740-5000

Item 5. Other

                        CIT Equipment Collateral 2003-VT1
                            Monthly Servicing Report

                                                   Determination Date: 11/18/03
                                                    Collection Period: 10/31/03
                                                         Payment Date: 11/20/03

I. AVAILABLE FUNDS

   A. Available Pledged Revenues

      a. Scheduled Payments Received                             $28,677,779.11
      b. Liquidation Proceeds Allocated to Owner Trust               961,686.25
      c. Required Payoff Amounts of Prepaid Contracts              1,331,099.36
      d. Required Payoff Amounts of Purchased Contracts                    0.00
      e. Proceeds of Clean-up Call                                         0.00
      f. Investment Earnings on Collection Account and
            Note Distribution Account                                      0.00
                                                                 --------------

            Total Available Pledged Revenues =                   $30,970,564.72

   B. Determination of Available Funds

      a. Total Available Pledged Revenues                        $30,970,564.72
      b. Receipt from Class A-3 Swap Counterparty                          0.00
      c. Servicer Advances                                         2,020,353.66
      d. Recoveries of prior Servicer Advances                    (2,894,712.89)
      e. Withdrawal from Cash Collateral Account                     173,051.41
                                                                 --------------

            Total Available Funds =                              $30,269,256.90
                                                                 ==============

II. DISTRIBUTION AMOUNTS

   A. COLLECTION ACCOUNT DISTRIBUTIONS

      1.  Servicing Fee                                                               460,692.32

      2.  Class A-1 Note Interest Distribution                  125,881.40
          Class A-1 Note Principal Distribution              26,590,067.88
             Aggregate Class A-1 distribution                                      26,715,949.28

      3.  Class A-2 Note Interest Distribution                  169,333.33
          Class A-2 Note Principal Distribution                       0.00
             Aggregate Class A-2 distribution                                         169,333.33

      4.  Class A-3a Note Interest Distribution                 234,652.78
          Class A-3a Note Principal Distribution                      0.00

          Class A-3b Note Interest Distribution                 154,850.00
          Class A-3b Note Principal Distribution                      0.00
             Aggregate Class A-3 distribution                                          389,502.78

      5.  Class A-4 Note Interest Distribution                  117,325.25
          Class A-4 Note Principal Distribution                       0.00
             Aggregate Class A-4 distribution                                          117,325.25

      6.  Class B Note Interest Distribution                     35,642.23
          Class B Note Principal Distribution                   792,657.85
             Aggregate Class B distribution                                            828,300.08

      7.  Class C Note Interest Distribution                     24,508.83
          Class C Note Principal Distribution                   432,358.83
             Aggregate Class C distribution                                            456,867.66

      8.  Class D Note Interest Distribution                     68,796.72
          Class D Note Principal Distribution                 1,008,837.26
             Aggregate Class D distribution                                          1,077,633.98

      9.  Payment due to the Class A-3a Swap Counterparty                               53,652.22

      10. Deposit to the Cash Collateral Account                                             0.00

      11. Amounts in accordance with the CCA Loan Agreement                                  0.00

      12. Remainder to the holder of the equity certificate                                  0.00
                                                                                    -------------

                                      Collection Account Distributions =            30,269,256.90
                                                                                    =============

   B. CASH COLLATERAL ACCOUNT DISTRIBUTIONS

      1.  Payment due on the Senior Loan                                              2,245,700.11

      2.  Payment due on the Holdback                                                         0.00

      3.  Payment to the Depositor                                                            0.00
                                                                                     -------------

                                  Cash Collateral Account Distributions =             2,245,700.11
                                                                                     =============

   C. INCORRECT DEPOSITS TO BE RETURNED TO CIT Collection Account Distributions =             0.00
                                                                                     =============


III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

      ------------------------------------------------------------------------------------
            Distribution                Class A-1      Class A-2    Class A-3   Class A-4
              Amounts                     Notes          Notes        Notes       Notes
      ------------------------------------------------------------------------------------
      1.  Interest Due                   125,881.40   169,333.33   389,502.78   117,325.25
      2.  Interest Paid                  125,881.40   169,333.33   389,502.78   117,325.25
      3.  Interest Shortfall                   0.00         0.00         0.00         0.00
          ((1) minus (2))
      4.  Principal Paid              26,590,067.88         0.00         0.00         0.00

      5.  Total Distribution Amount   26,715,949.28   169,333.33   389,502.78   117,325.25
          ((2) plus (4))

      --------------------------------------------------------------------------------------
            Distribution               Class B       Class C       Class D     Total Offered
              Amounts                   Notes         Notes         Notes          Notes
      --------------------------------------------------------------------------------------
      1.  Interest Due                 35,642.23    24,508.83      68,796.72      930,990.54
      2.  Interest Paid                35,642.23    24,508.83      68,796.72      930,990.54
      3.  Interest Shortfall                0.00         0.00           0.00            0.00
          ((1) minus (2))
      4.  Principal Paid              792,657.85   432,358.83   1,008,837.26   28,823,921.82

      5.  Total Distribution Amount   828,300.08   456,867.66   1,077,633.98   29,754,912.36
          ((2) plus (4))

IV. Information Regarding the Securities

   A Summary of Balance Information

      -------------------------------------------------------------------------------------------------------------
                                   Applicable   Principal Balance   Class Factor   Principal Balance   Class Factor
                                     Coupon           Nov-03           Nov-03           Oct-03            Oct-03
                 Class                Rate         Payment Date     Payment Date     Payment Date      Payment Date
      -------------------------------------------------------------------------------------------------------------
      a.  Class A-1 Notes            1.2088%       94,348,794.96       0.38510       120,938,862.84       0.49363
      b.  Class A-2 Notes            1.2700%      160,000,000.00       1.00000       160,000,000.00       1.00000
      c.  Class A-3a Notes           1.2500%      218,000,000.00       1.00000       218,000,000.00       1.00000
      d.  Class A-3b Notes           1.6300%      114,000,000.00       1.00000       114,000,000.00       1.00000
      e.  Class A-4 Notes            2.1000%       67,043,000.00       1.00000        67,043,000.00       1.00000
      f.  Class B Notes              2.1100%       19,477,804.19       0.81262        20,270,462.04       0.84569
      g.  Class C Notes              2.6600%       10,624,256.83       0.81262        11,056,615.66       0.84569
      h.  Class D Notes              3.2000%       24,789,932.60       0.81259        25,798,769.86       0.84566

      i.   Total Offered Notes                    708,283,788.58                     737,107,710.40

      j.   One - Month Libor Rate                        1.12000%

   B Other Information

      -------------------------------------------------------
                            Scheduled           Scheduled
                        Principal Balance   Principal Balance
                             Nov-03               Oct-03
           Class          Payment Date         Payment Date
      -------------------------------------------------------
      Class A-1 Notes     98,965,981.00       125,306,869.00

      -----------------------------------------------------------------------------------------
                                   Target            Class           Target           Class
                             Principal Balance       Floor      Principal Amount      Floor
                   Class           Nov-03           Nov-03           Oct-03           Oct-03
       Class    Percentage      Payment Date     Payment Date     Payment Date     Payment Date
      -----------------------------------------------------------------------------------------
      Class A      92.25%      653,391,794.97                    679,981,862.85
      Class B       2.75%       19,477,804.19        0.00         20,270,462.04        0.00
      Class C       1.50%       10,624,256.83        0.00         11,056,615.66        0.00
      Class D       3.50%       24,789,932.60        0.00         25,798,769.86        0.00

V. PRINCIPAL

   A. MONTHLY PRINCIPAL AMOUNT

      1.  Principal Balance of Notes and Equity Certificates                             737,107,710.40
          (End of Prior Collection Period)
      2.  Contract Pool Principal Balance (End of Collection Period)                     708,283,788.58
                                                                                         --------------

             Total monthly principal amount                                               28,823,921.82

   B. PRINCIPAL BREAKDOWN

                                                                       No. of Accounts
                                                                       ---------------
      1.  Scheduled Principal                                               60,758        26,237,494.48
      2.  Prepaid Contracts                                                    116         1,331,099.36
      3.  Defaulted Contracts                                                  244         1,255,327.98
      4.  Contracts purchased by CIT Financial USA, Inc.                         0                 0.00
                                                                       --------------------------------

            Total Principal Breakdown                                       61,118        28,823,921.82

VI. CONTRACT POOL DATA

   A. CONTRACT POOL CHARACTERISTICS

                                            ------------------------------------------------
                                               Original          Nov-03           Oct-03
                                                 Pool         Payment Date     Payment Date
                                            ------------------------------------------------
      1.  a.  Contract Pool Balance         871,593,322.00   708,283,788.58   737,107,710.40
          b.  No of Contracts                       62,416           61,118           61,478
          c.  Pool Factor

      2.  Weighted Average Remaining Term            39.20            34.29            35.06

      3.  Weighted Average Original Term             44.80

   B. DELINQUENCY INFORMATION

                                           ---------------------------------------------------------------
                                                        % of Aggregate
                                             % of      Required Payoff      No. Of      Aggregate Required
                                           Contracts        Amount         Accounts       Payoff Amounts
                                           ---------------------------------------------------------------
      1.  Current                            96.56%         97.82%             59,014     696,678,402.71
          31-60 days                          1.75%          1.42%              1,072      10,142,664.60
          61-90 days                          0.66%          0.34%                404       2,438,388.13
          91-120 days                         0.42%          0.17%                258       1,233,376.84
          120+ days                           0.61%          0.24%                370       1,723,656.47

             Total Delinquency              100.00%        100.00%             61,118     712,216,488.75

      2.  Delinquent Scheduled Payments:

          Beginning of Collection Period                                 4,807,059.40
          End of Collection Period                                       3,932,700.17
                                                                         ------------

             Change in Delinquent Scheduled Payments                      (874,359.23)

      C. DEFAULTED CONTRACT INFORMATION

      1.  Required Payoff Amount on Defaulted Contracts                  1,255,327.98
      2.  Liquidation Proceeds received                                    961,686.25
                                                                         ------------
      3.  Current Liquidation Loss Amount                                  293,641.73

      4.  Cumulative Liquidation Losses to date                          1,285,839.70

                         % of Initial Contracts                                 1.072%
             % of Initial Contract Pool Balance                                 0.148%

VII. MISCELLANEOUS INFORMATION

   A. SERVICER ADVANCE BALANCE

      1.  Opening Servicer Advance Balance                        4,807,059.40
      2.  Current Period Servicer Advance                         2,020,353.66
      3.  Recoveries of prior Servicer Advances                  (2,894,712.89)
                                                                 -------------
      4.  Ending Servicer Advance Balance                         3,932,700.17

   B. CASH COLLATERAL ACCOUNT

      1.  Applicable Rates for the Interest Period:
          a. Libor Rate for the Interest Period                         1.1200%
          b. Senior Loan Interest Rate                                  4.6200%
          c. Holdback Amount Interest Rate                              7.1200%

      2.  Opening Cash Collateral Account                                        60,811,386.11

      3.  Deposit from the Collection Account                                             0.00

      4.  Withdrawals from the Cash Collateral Account                             (173,051.41)

      5.  Investment Earnings                                                        40,777.97

      6.  Investment Earnings Distributions:
          a. Senior Loan Interest                                                   (40,777.97)
          b. Senior Loan Principal                                                        0.00
          c. Holdback Amount Interest                                                     0.00
          d. Holdback Amount Principal                                                    0.00
                                                                                 -------------
                Total Investment Earnings distributions                             (40,777.97)

      7.  Remaining available amount                                             60,719,890.64

      8.  Required Cash Collateral Account Amount                                58,433,412.56

      9.  Cash Collateral Account Surplus/(Shortfall)                             2,286,478.08

      10. Distribution of CCA Surplus:
          a. Senior Loan Principal                                               (2,204,922.14)
          b. Holdback Amount Principal                                                    0.00

                                                                                 -------------
                Total Distribution of Surplus                                    (2,204,922.14)

      11. Ending Cash Collateral Account                                         58,433,412.56

      12. Cash Collateral Account deficiency                                              0.00

   C. OTHER RELATED INFORMATION

      1.  Assumed Fixed Swap rate for Class A-3a                        1.5870%

      2.  Discount Rate                                                 2.4530%

      3.  Life to Date Prepayment (CPR)                                 4.5240%

      4.  Life to Date Substitutions:

          a. Prepayments                                  0.00

          b. Defaults                                     0.00

          ---------------------------------------------------
                                    Nov-03          Oct-03
                  Item           Payment Date    Payment Date
          ---------------------------------------------------
      5.  a. Senior Loan        15,542,787.20   17,747,709.34
          b. Holdback Amount    42,271,204.00   42,271,204.00


                               6 of 8

      6.  DELINQUENCY, NET LOSSES AND CPR HISTORY

          --------------------------------------------------------------------------------------------------
                               % of                  % of                  % of                  % of
                            Aggregate             Aggregate              Aggregate             Aggregate
                         Required Payoff       Required Payoff        Required Payoff      Required Payoff
          Collection         Amounts               Amounts                Amounts               Amounts
            Periods    31-60 Days Past Due   61-90 Days Past Due   91-120 Days Past Due   120+ Days Past Due
          --------------------------------------------------------------------------------------------------
           10/31/03           1.42%                 0.34%                  0.17%                 0.24%
           09/30/03           1.55%                 0.36%                  0.21%                 0.24%
           08/31/03           1.86%                 0.44%                  0.19%                 0.34%
           07/31/03           1.44%                 0.32%                  0.21%                 0.25%
           06/30/03           1.10%                 0.40%                  0.32%                 0.00%
           05/31/03           1.95%                 0.53%                  0.00%                 0.00%
          --------------------------------------------------------------------------------------------------

          ------------------------------------------------------
           Collection     Cumulative Net   Monthly Net
              Month      Loss Percentage      Losses     LTD CPR
          ------------------------------------------------------
          October-03           0.148%        293,641.73    4.52%
          September-03         0.114%        546,155.67    4.48%
          August-03            0.051%        196,001.52    3.74%
          July-03              0.029%        139,161.14    4.95%
          June-03              0.013%        110,879.64    6.10%
          May-03               0.000%              0.00    8.67%
          ------------------------------------------------------

         NCT Funding Company LLC, JPMorgan Chase, as trustee under the Indenture, and CIT Financial USA, Inc., in its individual capacity and as
Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on 11/20/03

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.

                            CIT Financial USA, Inc.

                                  Glenn Votek
                                  -----------
                                  Glenn Votek
                    Executive Vice President, and Treasurer


                                   Page 8 of 8